UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2026

IMAGENEBIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40287	81-1697316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12526 High Bluff Drive, Suite 345
San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 345-6265

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IMA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On April 12, 2026, ImageneBio, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional and accredited investors (the “Investors”), pursuant to which the Company agreed to sell and issue pre-funded warrants to purchase shares of the Company’s voting common stock, par value $0.001 (“Common Stock” and the shares subject to the pre-funded warrants, the “Warrant Shares”), in a private placement transaction (the “Private Placement”).

The closing of the Private Placement is anticipated to occur on or about April 14, 2026 (the “Closing”), subject to customary closing conditions. At the Closing, the Company has agreed to issue and sell pre-funded warrants to purchase up to 5,770,335 Warrant Shares at a purchase price of $5.199 per Warrant Share to the Investors for gross proceeds to the Company of approximately $30 million pursuant to the Purchase Agreement.

The pre-funded warrant will have an exercise price of $0.001 per Warrant Share, subject to customary adjustments, and will be exercisable at any time after original issuance and will not expire until exercised in full. The pre-funded warrant will also be exercisable on a net exercise “cashless” basis. The pre-funded warrant may not be exercised if the aggregate number of shares of Common Stock beneficially owned by the holder thereof immediately following such exercise would exceed a specified beneficial ownership limitation, not to exceed 19.99%.

The Purchase Agreement contains customary representations, warranties and covenants that were made solely for the benefit of the parties to the Purchase Agreement. Such representations, warranties and covenants (i) are intended as a way of allocating risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the transaction and not to provide investors with any other factual information regarding the Company. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Registration Rights Agreement

In connection with the Private Placement, the Company has agreed to enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors at the Closing, pursuant to which the Company will agree to prepare and file, within three business days following August 1, 2026, subject to certain allowable delays, a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) to register for resale the Warrant Shares issuable upon the exercise of the pre-funded warrants that were issued and sold under the Purchase Agreement, and generally to cause the applicable registration statement to promptly become effective. Certain cash penalties will apply to the Company in the event of registration failures, as described in the Registration Rights Agreement.

The foregoing summaries of the Purchase Agreement, the pre-funded warrant and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Purchase Agreement, the form of pre-funded warrant and the Registration Rights Agreement, which are filed with this report as Exhibits 10.1, 4.1 and 4.2, respectively.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure regarding the securities to be sold and issued under the Purchase Agreement set forth under Item 1.01 of this report is incorporated by reference under this Item 3.02. The Company expects to use the net proceeds from the Closing of the Private Placement, together with the Company’s existing cash and cash equivalents, to support late-phase development readiness in atopic dermatitis, expand development of IMG-007 into additional indications, including alopecia areata.

The securities described above under Item 1.01 have not been registered under the Securities Act of 1933, as amended (“Securities Act”), or any state securities laws. The Company is relying on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof. The Investors provided representations appropriate for a private placement of securities. Restrictive legends will be affixed to the securities issued in the Private Placement.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements expressed or implied in this report include, but are not limited to, statements regarding the timing and completion of the proposed Private Placement, the Company’s expected use of the net proceeds from the Private Placement, and other statements that are not historical facts. These statements are based on the Company’s current plans, objectives, estimates, expectations and intentions, are not guarantees of future performance and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, but are not limited to, risks and uncertainties related to market conditions; volatility in the trading price of the Company’s common stock; the Company’s ability to initiate or progress clinical trials on the anticipated timelines, if at all; the potential for results from clinical trials to differ from nonclinical, early clinical, preliminary or expected results; reliance on the clinical results from third-party product candidates and/or approved drugs to support advancement and the potential of the Company’s product candidates; implementation of the Company’s strategic plans for its business and product candidates; the sufficiency of the Company’s capital resources and need for additional capital to achieve its goals; and other risks and uncertainties described more fully under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 10, 2026, as supplemented by the Company’s subsequent periodic filings. Forward-looking statements contained in this report are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

/Exhibit Number	Description

4.1	Form of Pre-Funded Warrant to Purchase Common Stock

4.2#	Form of Registration Rights Agreement

10.1#	Securities Purchase Agreement, dated April 12, 2026, by and between the Company and the Investors

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGENEBIO, INC.

Date: April 13, 2026	By:	/s/ Kristin Yarema
Kristin Yarema, Ph.D.
Chief Executive Officer